Commitments and contingencies	6 Months Ended
Jun. 30, 2020
Commitments And Contingencies Disclosure [Abstract]
Commitments and contingencies
27	Commitments and contingencies
(a)	Investment commitments

The commitment balance as of June 30, 2020 includes the remaining committed capital of certain investment funds of US$2.1 million. There were no investments commitments as of December 31, 2019.

(b)	Litigation

In the ordinary course of the business, the Group is subject to periodic legal or administrative proceedings. As of June 30, 2020, the Group is not a party to any legal or administrative proceedings which will have a material adverse effect on the Group’s business, financial position, results of operations and cash flows.